                             WASHINGTON, D.C.  20549

                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       September 15, 1997
                                                --------------------------------



                         InSight Health Services Corp.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Delaware                 0-28622             33-0702770
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION         (I.R.S EMPLOYER
      OF INCORPORATION)          FILE NUMBER)       IDENTIFICATION NO.)



         4400  MacArthur Boulevard, Suite 800, Newport Beach, CA  92660
         --------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



                                 (714)  476-0733
    ------------------------------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a)  Financial statements of business acquired.

               The financial statements of Desmond L. Fischer, M.D. ,(d/b/a/ Chattanooga Outpatient Center) required by this item are attached.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               The Unaudited Pro Forma Condensed Financial Statements are presented which reflect the acquisition of certain assets of Desmond
          L. Fischer, M.D., (d/b/a/ Chattanooga Outpatient Center) (COC) by InSight Health Services Corp. ("Registrant") through its wholly owned subsidiary, InSight Health Corp. ("InSight"). The Unaudited Pro Forma Condensed Financial Statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

               The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on the historical balance sheet as of March 31, 1997 and is presented as if the acquisition had been consummated at that date.
          The Unaudited Pro Forma Condensed Consolidated Statement of Income is based on the historical statements of operations of each of InSight and COC for the nine months ended March 31, 1997, and reflects certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1996.

               Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the Unaudited Pro Forma Combined Financial Statements are expected as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustments in the Unaudited Pro Forma Condensed Consolidated Statement of Income.

           (c) Exhibits.

               99.1 (a) Chattanooga Outpatient Center Financial Statements (Unaudited) for the Year Ended June 30, 1997.

(b)(i) PRO FORMA FINANCIAL INFORMATION

                 INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (AMOUNTS IN THOUSANDS)


                                                   As reported     Pro Forma      Pro Forma
                                                 March 31, 1997   Adjustments   March 31, 1997
                                                 --------------   -----------   --------------
                ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                       $   6,504        $      -       $   6,504
   Trade accounts receivable                          13,841               -          13,841
   Other current assets                                2,914               -           2,914
                                                   ---------        ---------      ---------
      Total current assets                            23,259               -          23,259

PROPERTY AND EQUIPMENT                                30,309           1,100 (A)      31,409

OTHER ASSETS                                          18,975           9,839 (B)      28,814
                                                   ---------        ---------      ---------
                                                   $  72,543        $ 10,939       $  83,482
                                                   ---------        ---------      ---------
                                                   ---------        ---------      ---------

      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and other accrued expenses     $  13,154               -       $  13,154
   Current portion of equipment and other notes       11,716             802 (C,D)    12,518
   Current portion of deferred gain on debt
     restructure                                         821               -             821
                                                   ---------        ---------      ---------
      Total current liabilities                       25,691             802          26,493
                                                   ---------        ---------      ---------

LONG-TERM LIABILITIES:
   Equipment and other notes, less current
    portion                                           37,103          10,137 (C,D)    47,240
   Deferred gain on debt restructure, less
    current portion                                      902               -             902
   Other long-term liabilities                           766               -             766
                                                   ---------        ---------      ---------
Total long-term liabilities                           38,771          10,137          48,908
                                                   ---------        ---------      ---------

MINORITY INTEREST                                      1,929               -           1,929
                                                   ---------        ---------      ---------

STOCKHOLDERS' EQUITY
   Convertible Series A preferred stock                6,750               -           6,750
   Common stock                                            3               -               3
   Additional paid-in capital                         23,100               -          23,100
   Accumulated deficit                               (23,701)              -         (23,701)
                                                   ---------        ---------      ---------
      Total stockholders' equity                       6,152               -           6,152
                                                   ---------        ---------      ---------
                                                   $  72,543        $  10,939      $  83,482
                                                   ---------        ---------      ---------
                                                   ---------        ---------      ---------

SEE NOTES TO UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                   INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                INSIGHT HEALTH                                     INSIGHT HEALTH
                                SERVICES CORP.                                    SERVICES CORP.
                               AND SUBSIDIARIES                                  AND SUBSIDIARIES
                                 AS REPORTED          COC                           PRO FORMA
                                FOR THE NINE      FOR THE NINE                     FOR THE NINE
                                MONTHS ENDED      MONTHS ENDED      PRO FORMA      MONTHS ENDED
                                MARCH 31, 1997    MARCH 31, 1997    ADJUSTMENTS    MARCH 31, 1997
                               ---------------    --------------    -----------  ------------------

REVENUES
 Contract services                 $ 35,186         $    -           $      -          $ 35,186
 Patient services                    31,153          3,342                  -            34,495
 Other                                1,790            161                  -             1,951
                                   --------         ------           --------          --------
  Total revenues                     68,129          3,503                  -            71,632
                                   --------         ------           --------          --------
COSTS OF OPERATIONS
 Cost of services                    37,386          1,768                  -            39,154
 Provision for doubtful accounts      1,116             87                  -             1,203
 Equipment leases                    13,822              -                  -            13,822
 Depreciation and amortization        7,203            516                369(A)          8,088
                                   --------         ------           --------          --------
  Total costs of operations          59,527          2,371                369            62,267
                                   --------         ------           --------          --------
GROSS PROFIT                          8,602          1,132               (369)            9,365

CORPORATE OPERATING EXPENSES          5,343              -                  -             5,343
                                   --------         ------           --------          --------
INCOME FROM COMPANY OPERATIONS        3,259          1,132               (369)            4,022

EQUITY IN EARNING OF
 UNCONSOLIDATED PARTNERSHIPS            364              -                  -               364
                                   --------         ------           --------          --------
OPERATING INCOME (LOSS)               3,623          1,132               (369)            4,386

INTEREST EXPENSE, Net                 2,741             92                724(B)          3,557
                                   --------         ------           --------          --------
INCOME BEFORE TAXES                     882          1,040             (1,093)              829

INCOME TAX EXPENSE                      134              -                  -               134
                                   --------         ------           --------          --------
NET INCOME                         $    748         $1,040           $ (1,093)         $    695
                                   --------         ------           --------          --------

INCOME PER COMMON SHARE:
 Net income                        $   .014                                            $   .013
                                   --------                                            --------
 Weighted average number of
 common shares outstanding        5,444,308                                            5,444,308



SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(b)(iii)  INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
                  NOTES TO UNAUDITED PRO FORMA
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


NOTE 1:   UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of March 31, 1997, gives affect to the following pro forma adjustments:

          (A) To record the property and equipment acquired at their estimated fair value. The property and equipment will be depreciated over one to five years.

          (B) To record the goodwill related to the assets acquired. The goodwill will be amortized over an assumed 20 year period.

          (C) To record the assumption of the current and long-term portions of the long-term debt, related to the property and equipment acquired.

          (D) To record the current and long-term portions of the $9,000,000 debt borrowed from General Electric Medical Systems (GEMS).


NOTE 2:   UNAUDITED PRO FORMA STATEMENT OF INCOME ADJUSTMENTS

     The Unaudited Pro Forma Condensed Consolidated Statement of Income of the Registrant for the nine months ended March 31, 1997, gives affect to the following pro forma adjustments:

          (A) To record the amortization of the goodwill associated with the acquisition over an assumed 20 year period.

          (B) To record interest expense on the long-term debt borrowed from GEMS associated with the acquisition at a rate of 10.25 percent per annum.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 15, 1997

                                   INSIGHT HEALTH SERVICES CORP.



                                   BY:   /S/ E. LARRY ATKINS
                                      ------------------------------------------
                                      E. Larry Atkins
                                      President and Chief Executive Officer

                      CHATTANOOGA OUTPATIENT CENTER
                            (A PROPRIETORSHIP)


                          FINANCIAL STATEMENTS




                              JUNE 30, 1997

                               (UNAUDITED)

                      CHATTANOOGA OUTPATIENT CENTER
                           (A PROPRIETORSHIP)

                             BALANCE SHEET

                             JUNE 30, 1997
                              (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------


                                 ASSETS
                                 ------

CURRENT ASSETS
--------------
 Cash                                                              $  360,300
 Accounts receivable, less allowance for
  uncollectible accounts of $33,751                                 1,134,401
 Prepaid expenses and other assets                                     26,693
                                                                    ----------
   Total current assets                                             1,521,394
                                                                    ----------

NET PROPERTY AND EQUIPMENT                                           2,174,272
--------------------------                                          ----------

OTHER ASSETS
------------
 Intangible assets, net of accumulated amortization                   125,754
                                                                    ----------

TOTAL ASSETS                                                        $3,821,420
------------                                                        ----------
                                                                    ----------

                     LIABILITIES AND PROPRIETOR'S EQUITY
                     -----------------------------------

CURRENT LIABILITIES
-------------------
 Accounts payable and accrued expenses                             $  712,092
 Current maturities of long-term liabilities and
  obligations under capital leases                                    128,897
 Notes payable                                                         88,904
                                                                    ----------
   Total current liabilities                                          929,893
                                                                    ----------

LONG-TERM LIABILITIES                                                1,716,675
---------------------                                               ----------

PROPRIETOR'S EQUITY                                                  1,174,852
-------------------                                                 ----------

TOTAL LIABILITIES AND PROPRIETOR'S EQUITY                           $3,821,420
-----------------------------------------                           ----------
                                                                    ----------


The accompanying notes are an integral part of the financial statements.

                      CHATTANOOGA OUTPATIENT CENTER
                           (A PROPRIETORSHIP)

                           STATEMENT OF INCOME

                        YEAR ENDED JUNE 30, 1997
                              (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------


REVENUES
--------
 Net patient service revenue                                        $4,456,332
 Other revenue                                                         214,838
                                                                    ----------

  Total revenues                                                     4,671,170
                                                                    ----------

COSTS OF OPERATIONS
-------------------
 Cost of services                                                    2,356,774
 Provision for doubtful accounts                                       116,082
 Depreciation and amortization                                         688,192
                                                                    ----------

  Total costs of operations                                          3,161,048
                                                                    ----------

GROSS PROFIT                                                         1,510,122
------------

 Interest expense, net                                                 122,329
                                                                    ----------

NET INCOME                                                          $1,387,793
----------                                                          ----------
                                                                    ----------



The accompanying notes are an integral part of the financial statements.

                         CHATTANOOGA OUTPATIENT CENTER
                              (A PROPRIETORSHIP)

                  STATEMENT OF CHANGES IN PROPRIETOR'S EQUITY

                           YEAR ENDED JUNE 30, 1997
                                 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------





BALANCE - Beginning of year                                        $1,620,697

   Net income                                                       1,387,793
   Proprietor withdrawals                                          (1,833,638)
                                                                   ----------

BALANCE - End of year                                              $1,174,852
                                                                   ----------
                                                                   ----------











The accompanying notes are an integral part of the financial statements.

                         CHATTANOOGA OUTPATIENT CENTER
                              (A PROPRIETORSHIP)

                            STATEMENT OF CASH FLOWS

                           YEAR ENDED JUNE 30, 1997
                                 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
   Net income                                                      $1,387,793
   Adjustments to reconcile net income to
    net cash provided by operating activities:
     Depreciation and amortization                                    688,192
     Decrease in accounts receivable                                  108,978
     Decrease in prepaid expenses and other assets                      1,607
     Increase in accounts payable and accrued expenses                 64,096
                                                                    ---------

     Net cash provided by operating activities                      2,250,666
                                                                    ---------
                                                                    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
   Purchase of property and equipment                                (118,927)
                                                                    ---------

    Net cash used by investing activities                            (118,927)
                                                                    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
   Proceeds from short-term borrowings                                 88,904
   Principal payments on borrowings and capital lease obligations    (129,266)
   Distributions to proprietor                                     (1,833,638)
                                                                    ---------

    Net cash used by financing activities                          (1,874,000)
                                                                    ---------

INCREASE IN CASH AND CASH EQUIVALENTS                                 257,739
-------------------------------------

   Cash and cash equivalents - beginning of fiscal year               102,561
                                                                    ---------
   Cash and cash equivalents - end of fiscal year                  $  360,300
                                                                    ---------
                                                                    ---------

SUPPLEMENTAL CASH FLOW INFORMATION
----------------------------------

   Cash paid for interest                                            $127,484
                                                                    ---------
                                                                    ---------


The accompanying notes are an integral part of the financial statements.

                         CHATTANOOGA OUTPATIENT CENTER
                             (A PROPRIETORSHIP)

                         NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS

     Desmond L. Fischer, M.D. d/b/a the Chattanooga Outpatient Center (the Center) is a proprietorship which provides diagnostic imaging, treatment and related services to its patients in the Chattanooga, Tennessee area.

     REVENUE RECOGNITION

     Revenues from patient services are recognized when services are provided and are presented net of related contractual adjustments.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     CASH EQUIVALENTS

     For purposes of the statement of cash flows, the Center considers highly liquid investments with original maturities of three months or less to be cash equivalents.

     PROPERTY AND EQUIPMENT

     Property and equipment are depreciated and amortized on the straight-line method using the following estimated useful lives:

          Building and improvements                        15 to 25 years
          Vehicles                                                3 years
          Computer and office equipment                      5 to 7 years
          Diagnostic and related equipment                   5 to 7 years
          Equipment under capital leases                    Term of lease

                         CHATTANOOGA OUTPATIENT CENTER
                             (A PROPRIETORSHIP)

                         NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The Center capitalizes expenditures for betterments and major renewals. Maintenance, repairs and minor replacements are charged to operations as incurred. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is included in the results of operations.

     INTANGIBLE ASSETS

     Intangibles consist of loan costs and goodwill and is being amortized over seven years. Amortization expense charged to operations amounted to approximately $50,000 for the year ended June 30, 1997.

     INCOME TAXES

     The Center does not provide for income taxes as operations for the Center are reported on the income tax return for the sole proprietor.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Center has a number of financial instruments, none of which are held for trading purposes. Fair value of financial instruments are estimated using available market information and other valuation methodologies. The fair value of the Center's financial instruments is estimated to approximate the related book value.

     SOLE PROPRIETORSHIP

     The accompanying financial statements reflect the financial position and results of operations of Desmond L. Fisher, M.D. d/b/a the Chattanooga Outpatient Center, a proprietorship. The financial statements do not include the personal assets and liabilities of the proprietor or accounts of any other businesses in which he may be involved.

     CONTINGENT RISK REGARDING CASH BALANCES

     From time to time the Center has on deposit in institutions whose accounts are insured by agencies of the United States Government, funds which total in excess of the insured maximum of $100,000. As of June 30, 1997 this at-risk amount was $316,662; however, this at-risk amount is subject to significant fluctuations on a daily basis throughout the year.

                        CHATTANOOGA OUTPATIENT CENTER
                             (A PROPRIETORSHIP)

                       NOTES TO FINANCIAL STATEMENTS

                               JUNE 30, 1997
                                (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

NOTE 2 - LONG-TERM LIABILITIES

     Long-term liabilities at June 30, 1997 consist of:

     Notes payable to bank                         $1,839,313
     Obligation under capital lease                     6,259
                                                   ----------
                                                    1,845,572

     Less current maturities of long-term
     liabilities and obligations under capital
     leases                                           128,897
                                                   ----------
                                                   $1,716,675
                                                   ----------
                                                   ----------

     The note payable to bank is payable in monthly installments of $18,011 through August, 1997 and $21,879 commencing September 1997 through August, 2007. Interest is payable at 6.15% through August 1977 and 7.65% thereafter. The note is collateralized by land, building and certain equipment. Interest expense totaled $127,484 for the year ended June 30, 1997.

     The capital lease is for certain medical equipment and has been fully paid in August, 1997.

     Aggregate annual principal payments applicable to long-term liabilities, are as follows:

     1998                                         $  128,897
     1999                                            135,181
     2000                                            145,893
     2001                                            157,453
     2002                                            169,930
     Thereafter                                    1,108,218
                                                  ----------
                                                  $1,845,572
                                                  ----------
                                                  ----------
NOTE 3 - RETIREMENT SAVINGS PLAN

     The Center sponsors a defined contribution plan which began in January, 1989 for all employees who elect to participate. The Center makes contributions into the plan as a percentage of the amount an employee contributes with the maximum employer annual contribution being $900 per employee. The Center recognized expense related to its contribution to the plan of approximately $8,588.

                        CHATTANOOGA OUTPATIENT CENTER
                             (A PROPRIETORSHIP)

                       NOTES TO FINANCIAL STATEMENTS

                               JUNE 30, 1997
                                (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

NOTE 4 - COMMITMENT AND CONTINGENCIES

     In the normal course of business the Center is exposed as a potential responsible party to claims related to services rendered. As of the date of these financial statements, management is not aware of any claims or potential claims that are likely to have a material effect on the financial statements.

     The Center provides administrative services for a nuclear cardiology group under a fixed fee management agreement expiring December 31, 1997. Revenues related this agreement amounted to $188,700 for the year ending June 30, 1997.

NOTE 5 - PROPERTY AND EQUIPMENT

     Property and equipment consist of:

     Land                                                 $  670,373
     Buildings and improvements                            1,314,195
     Computer and office equipment                            83,719
     Vehicles                                                 12,086
     Diagnostic and related equipment                      2,761,374
     Equipment under capital leases                          214,691
                                                          ----------
                                                           5,056,438
     Less accumulated depreciation and amortization        2,882,166
                                                          ----------
                                                          $2,174,272
                                                          ----------
                                                          ----------

NOTE 6 - NOTE PAYABLE

     The Center has established with a local bank a letter of credit arrangement in a total amount of $301,000. Borrowings against the letter of credit bear interest at the prime rate, currently 8.5%. The letter of credit expires May 1, 1998. Drawings against the line of credit totaled $88,904 at June 30, 1997.

NOTE 7 - SUBSEQUENT EVENT

     On July 1, 1997 the operations of the Center were sold to InSight Health Services Corp. along with certain operating assets and liabilities. InSight provides diagnostic imaging, treatment and related services to hospitals, physicians and their patients throughout the United States.